Exhibit 4.1

GMS INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE SIDE FOR CERTAIN DEFINITIONS FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.01 PAR VALUE, OF GMS INC. transferable on the books of the Corporation byCthe hOolder Mhereof iMn persoOn or bNy Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dated: SIG TO COME SIG TO COME TITLE TITLE COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (Brooklyn, New York) TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE THIS CERTIFIES THAT is the owner of CUSIP 36251C 10 3

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UTMA – Custodian TEN COM TEN ENT JT TEN – as tenants in common – as tenants by entireties (Cust) (Minor) under Uniform Transfers to Minors Act – as joint tenants with right of survivorship and not as tenants in common (State) Additional abbreviations may also be used though not in the above list. For value received hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.